                          Marriott International, Inc.
                 Foreign Subsidiaries - Country of Incorporation

                                                                          Page 1

                                                                      Exhibit 21
                                                                      ----------


Country: Antigua and Barbuda
The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina
Marriott Argentina S.A.

Country: Aruba
Aruba Marriott Resort & Stellaris Casino
Cooperative Vereniging Marriott Vacation Club International of Aruba Marriott Aruba N.V.
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
Plant Hotel, N.V.

Country: Australia
158 Ferny Avenue Holdings I Pty Limited
158 Ferny Avenue Holdings II Pty Limited
158 Ferny Avenue Ownership PTY Limited
30 Pitt Street Pty Limited
Mirmar Hotels Pty Limited
Ramada International Management Company B.V.

Country: Austria
Design Center Linz Betriebsgesellschaft mbH
Marriott Hotel-Betriebsgesellschaft, m.b.H
Marriott Vacation Club

Country: Bahamas
Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
New World Hotels (Bahamas) Limited

Country: Barbados
Marriott Foreign Sales Corporation

Country: Belgium
Renaissance Hotels International, S.A.

Country: Bermuda
CL International Insurance Company Ltd.
Crest Management Services, Limited
Marriott International Lodging, Ltd.
Marriott International Services, Ltd.
Ramada International Lodging, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd

Country: Brazil
Alameda Santos Hotelaria Ltda.
Brasil Sales Office Ltda.
Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Rio de Janeiro Marriott Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance does Brasil Hoteleria Ltda.

                          Marriott International, Inc.
                 Foreign Subsidiaries - Country of Incorporation

                                                                          Page 2
Country: Brazil
RHI do Brasil Hotelaria Ltda.
Rochapora Desenvolvimento Imobilliario S/C Ltda

Country: Canada
Marriott Hotels of Canada Ltd.
Marriott Lodging (Canada) Ltd.
MCL Hotel Corporation
Ramada Franchise Canada Inc.
Renaissance Hotels Canada Limited
The Ritz-Carlton Hotel Company of Canada, Ltd.
The Ritz-Carlton Hotel Company Ontario, Ltd.
Toronto Hotel Land Holding Ltd.
Toronto Realty Airport Hotel, Ltd.

Country: Cayman Islands
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile
Hotelera Cincuenta y Siete Cuarenta y Uno, S.A.
Hoteles de Chile, S.A.
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
MORI Chile S.A.
The Ritz-Carlton Hotel Company of Chile Limitada
The Ritz-Carlton Inversiones Limitada

Country: Costa Rica
Hotelera Cali, S.A.
Marina de Herradura, S.A.

Country: Czech Republic
Gestin AG

Country: Denmark
Hotelinvest Kalvebod A/S
Marriott Hotels Denmark A/S

Country: Ecuador
Amazonas H.O.T. S.A.
Marriott International Hotels, Inc. / (Ecuador)

Country: Egypt
The Ritz-Carlton Hotel Company of Egypt S.A.E.

Country: France
Marriott de Gestion Hoteliere SNC
MVCI France SAS
Ramcap S.A.R.L.
Renaissance France S.a.r.l.
Roissy CYBM SAS
Roissy Hotels S.A.R.L.

                          Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Germany
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Hotel Holding GmbH
Marriott Hotels of Germany
Marriott Hotels of Germany GmbH & Company Limited Partnership
Middle Ring Properties GmbH Hotelbetriebsgesellschaft
Muenchen Marriott Hotelmanagement GmbH
MVCI Holidays GmbH
Penta Hotel Managementgesellchaft mbH
Renaissance Deutchland GmbH (Kopenic)
Teltow Ramada Hotel - Gesellschaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Country: Greece
Marriott Hotels Hellas, S.A.
Oceanic Special Shipping Company Incorporated

Country: Honduras
Marriott de Honduras, Sociedad deResponsabilidad Limitada

Country: Hong Kong
Marriott Asia Pacific Management Limited
Marriott Hong Kong Limited
Marriott International Development Limited
Marriott Properties (International) Limited
New World Hotels International (Macau) Limited
New World Hotels International Limited
Ramada China Hotels Limited
Ramada Pacific Limited
Renaissance Management Hong Kong Limited
The Ritz-Carlton Limited

Country: India
Advani Hotels & Resorts (India) Limited
Marriott Hotels India Private Limited

Country: Indonesia
P.T. Marriott International Indonesia
PT The Ritz-Carlton Indonesia

Country: Ireland
Noycourt Limited
Noygate Limited

Country: Italy
MVCI Holidays S.r.l.

Country: Jamaica
Jamaica Grande Limited
The Ritz-Carlton Hotel Company of Jamaica Limited

                          Marriott International, Inc.
                 Foreign Subsidiaries - Country of Incorporation

Country: Japan
Marriott Terminal Services, Company Ltd.
The Ritz-Carlton Japan, Inc.

Country: Jordan
Business Tourism Company LLC

Country: Kuwait
Kuwait National Hotel & Tourism Company

Country: Lebanon
MVCI Lebanon, S.A.R.L.

Country: Liberia
New World Management Services Company Limited

Country: Luxembourg
IHLC Investment Company S.a r.l.
International Hotel Licensing Company S.a.r.l.
Marriott International Licensing Company, S.a.r.l.

Country: Mexico
ADQUISICIONES CANCUN-VALLARTA S. de R.L. de C.V.
cia Hotelera Azteca, S.A. de C.V. (Hoteca)
Elcrisa, S.A. de C.V.
Empresas Turisticas Cemex-Marriott, S.A. de C.V.
Marriott Hotels, S.A. de C.V.
Marriott Mexicana S.A. de C.V.
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V.
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Ramada International Association de Mexico, S.C.
Servimar, S.A. de C.V.
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands
Chester Eaton Properties B.V.
Diplomat Properties B.V.
Luxury Hotels International B.V.
Marriott European Venture B.V.
Marriott Hotels International (Taba Heights) B.V.
Marriott Hotels International, B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Holding Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott RHG Acquisition B.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
New World Hotel Licensing Corporation B.V.
New World Hotel Management Corporation B.V.
New World Hotels International Corporation N.V.
New World Licensing Corporation B.V.
New World Overseas Management B.V.

                          Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Netherlands
Penta Hotels N.V.
Puck Properties B.V.
Ramada Hotels International B.V.
Ramada International Management Company B.V.
Renaissance Hotel Group N.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Management B.V.
Renaissance Services B.V.
The Ritz-Carlton Company N.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.

Country: Netherlands Antilles
Costa Del Sol Development Company N.V.
Costa Del Sol Holdings LTD.
Diamant Hotel Investments N.V.
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Netherlands Antilles Corporation Company N.V.
New World Hotels International Corporation N.V.
Ramada International Lodging N.V.
Renaissance International Lodging N.V.
Renaissance Reservations N.V.
RHG Holding N.V.
The Ritz-Carlton Hotel Company N.V.

Country: Peru
Marriott Peru S.A.C.

Country: Philippines
Porto Bello Cove Hotel Corporation

Country: Poland
LIM Joint Venture Ltd.

Country: Qatar
The Ritz-Carlton Hotel Company of Qatar Limited

Country: Russia
Intour Penta Ltd.

Country: Saint Kitts and Nevi
Marriott St. Kitts Management Company, Inc.

Country: Singapore
Marriott Hotels Singapore Pte Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.

Country: South Korea
Central Tourist Development Company, Ltd.
Namwoo Tourism Co., Ltd.

                          Marriott International, Inc.
                Foreign Subsidiaries - Country of Incorporation

Country: Spain
Marriott Estepona Holdings, S.L.
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Estepona Holidays, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L.

Country: Switzerland
International Hotel Licensing Company, S.a.r.l.
Marriott (Switzerland) Liab Ltd.
Marriott Worldwide Payroll Gmbh

Country: Thailand
Maikhao Ownership (Thailand) Limited
Maikhao Vacation Villas Limited
Marriott Hotels (Thailand) Limited
MVCI (Thailand) Limited
Royal Garden Development Limited

Country: Turks and Caicos Isl
Ramada (Turks & Caicos) Ltd.

Country: United Kingdom
Adachi Marriott European Partnership
Asty Hotel & Tourist Enterprises S.A.
Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Consolidated Supplies Limited
Lomar Hotel Company Ltd.
Marriott Catering Limited
Marriott Commercial Services Limited
Marriott Development (UK), Ltd.
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels, Limited
Marriott In-Flight Services Limited
Marriott Restaurants Limited (United Kingdom)
Marriott UK Holdings Limited
MEH Limited
Mercosur Hotel Investment Ltd.
MVCI Europe Limited
MVCI Finance Limited
MVCI Management Europe Limited
Renaissance UK 1 Company
Renaissance UK 2 Company
Renaissance UK 3 Company
The Ritz-Carlton Hotel Limited
Turnford Marriott Hotel

Country: Venezuela
Desarrollos Hotelco, C.A.

                          Marriott International, Inc.
                 Foreign Subsidiaries - Country of Incorporation

  Country: Virgin Islands - BR
  New World Hotels International Corporation Limited
  New World Hotels Marketing Services Limited
  Ramasia International Limited

  Country: Western Samoa
  Marriott Hotels Western Samoa Limited

                          Marriott, International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State:   Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)

State:   California
Rancho San Antonio Retirement Services, Inc., A California Non-profit
 Mutual Benefit Corporation

State:   Colorado
Senior Living of Denver, LLC

State:   Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
BG Operations, Inc.
BG Orland Park, LLC
Big Boy Properties, Inc.
Brooklyn Hotel Services, Inc.
Camelback Properties Inn, Inc.
Capitol Employment Services, Inc.
CBM Annex, Inc.
Charleston Marriott, Inc.
Chicago Hotel Services, Inc.
City Center Annex Tenant Corporation
CNL Philadelphia Annex, LLC
Corporate General, Inc.
Courtyard Annex, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CR9 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Customer Survey Associates, Inc.
Desert Ridge Resort, LLC
Desert Springs Real Estate Corporation
Detroit CY Inc.
Detroit Hotel Services, Inc.
Detroit MHS, Inc.
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
Execustay Corporation
Fairfield FMC Corporation
Five Star Resort, LLC
Forum Group Payroll, Inc.
Forum-NGH, Inc.
Franchise System Holdings, Inc.
Hearthside of Crete, Inc.
Hearthside of Tinley Park, Inc.
Hearthside Operations, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
LAX Properties, LLC
LLB Tenant Corporation
Luxury Finance, LLC
Marriott Braselton Corporation
Marriott College Food Services Inc.
Marriott Continuing Care, LLC

                         Marriott, International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State:   Delaware
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott Hotel Services, Inc.
Marriott Hotels of Panama, Inc.
Marriott Hurghada Management, Inc.
Marriott Information Services, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Kauai, Inc.
Marriott Lincolnshire Theatre Corporation
Marriott Market Street Hotel, Inc.
Marriott Mirage City Management, Inc.
Marriott Overseas Company, L.L.C.
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, Inc.
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, Inc.
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Senior Living Services, Inc.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott U.K. Holdings, Ltd.
Marriott Vacation Club Ownership LLC 2000-1
Marriott Vacation Properties of Florida, Inc.
Marriott Wardman Park Investment, Inc.
Marriott Worldwide Management, Inc.
Marriott Worldwide Payroll Corp.
Marriott Worldwide Sales and Marketing, Inc.
Marriott's Desert Springs Development Corporation
Marriott's Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
Meridian-Indianapolis, L.L.C.
MHS Guam, Inc.
MHSFR II, Inc.
MHSFR, Inc.
MI Bachelor Gulch, LLC
MI CBM Investor LLC
MI Holding, L. P.
MI Laguna, LLC
MI Member, LLC
MI Myrtle Beach, LLC
MI Procurement Holdings, LLC
MI Seattle, LLC
MI Tenant LLC
MI Tucson, LLC

                          Marriott, International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State:   Delaware
MI Western Investment, LLC
MICC(California), LLC
Mid-Atlantic Specialty Restaurants, Inc.
MORI Residences, Inc.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC IV Corp.
MRC I Funding Corporation
MRWB, LLC
MSLS Investments 12, Inc.
MSLS Investments 16, Inc.
MSLS Investments 17, Inc.
MSLS Investments 18, Inc.
MSLS Investments 19, Inc.
MSLS Investments 20, Inc.
MSLS Investments 21, Inc.
MSLS Investments 22, Inc.
MSLS-MapleRidge, Inc.
MTMG Corporation
MTSC, INC.
Musicians, Inc.
New York MHS, Inc.
New York Retirement Properties, Inc.
North Drury Lane Productions, Inc.
Potomac Advertising, Inc.
Ramada Franchise Systems (Caribbean), Inc.
Ramada Garni Franchise Systems, Inc.
RC Hotels (Virgin Islands), Inc.
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC-UK, Inc.
RCK Hawaii, LLC
REN Hollywood, LLC
REN Worthington, LLC
Renaissance Florida Hotel, Inc.
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Reservations, Inc.
Renaissance Services, Inc.
Residence Inn by Marriott, Inc.
RHG Finance Corporation
RHG Investments, Inc.
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC (Canada), Inc.
RHOC (Mexico), Inc.
RINA (International) Inc.
Ritz-Carlton (Virgin Islands), Inc.
Rock Lynnwood/Snohomish GenPar, Inc.
Rock Lynnwood/Snohomish Partners, L.P.
ROCK Partners, L.L.C.
RST4 Tenant LLC

                          Marriott, International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Delaware
SC Orlando, L.L.C.
Schaumberg/Oakbrook Marriott Hotels, Inc.
Shady Grove Courtyard, Inc.
SHC Eastside II, L.L.C.
Sonoma Renaissance, LLC
SpringHill SMC Corporation
Square 369 Hotel Associates, LLC
Staffing Services, Inc.
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
The Ritz-Carlton Travel Company, L.L.C.
TownePlace Management Corporation
West Street Hotels, Inc.
Weststock Corporation

State: Florida
Marriott Resorts Title Company, Inc.
Redi-Medical Alert, Inc.

State: Georgia
The Dining Room Corporation

State: Hawaii
F. L. Insurance Corporation

State: Indiana
Forum Cupertino Lifecare, Inc.
Forum Lifecare, Inc.
National Guest Homes, LLC

State: Kansas
Kansas Hospitality Services, Inc.

State: Maryland
Columbia Courtyard, Inc.
Empire Retirement Living Corporation
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MII Conference Center, Inc.
Vanguard Charles Street, LLC
VCS, Inc.

State: Nevada
MI Hotels of Las Vegas, Inc.

State: New York
Marriott Home Care of New York, Inc.

                          Marriott, International, Inc.
                 Domestic Subsidiaries - State of Incorporation

State: Oregon
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises Holdings, Inc.
Synthetic American Fuel Enterprises II, LLC

State: Puerto Rico
Fajardo, Puerto Rico J.W. Marriott Management, Inc.
Isla Verde, Puerto Rico Courtyard by Marriott Management, Inc.
MVCI Puerto Rico, Inc.

State: South Carolina
Marriott Resorts Hospitality Corporation

State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
The Campbell Club (Non-profit)
The Finish Line Club (Non-profit)
The Fireside Club (Non-profit)
The Gazebo Club (Non-profit)
The Laredo Club (Non-profit)
The Legacy Park Club

State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)

State: Virgin Islands -U.S.
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

State: Virginia
Marriott Senior Living Insurance Services, Inc.

State: West Virginia
West Virginia Marriott Hotels, Inc.

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Alabama
Entity Name                              Assumed Name
-----------                              ------------
Forum-NGH, Inc.                          Galleria Oaks Guest Home
Marriott Ownership Resorts, Inc.         Marriott Vacation Club International
                                         (MVCI)

Arizona
Entity Name                              Assumed Name
-----------                              ------------
Courtyard Management Corporation         Chandler Courtyard by Marriott
Courtyard Management Corporation         Phoenix Mesa CbM, Camelback CbM,
                                         Phoenix Airport CbM, Scottsdale CbM,
                                         Tuscon CbM
Courtyard Management Corporation         Phoenix MetroCenter CbM
Courtyard Management Corporation         Scottsdale Downtown Courtyard
Desert Ridge Resort, LLC                 Wild Fire Golf Course
Fairfield FMC Corporation                Scottsdale Fairfield Inn by Marriott
                                         (FibM), Phoenix FibM, Flagstaff FibM
Forum-NGH, Inc.                          Village Oaks at Chandler
Forum-NGH, Inc.                          Village Oaks at Chandler
Forum-NGH, Inc.                          Village Oaks at Glendale
Forum-NGH, Inc.                          Village Oaks at Mesa
Marriott Hotel Services, Inc.            Marriott Camelback Inn Resort
Marriott International, Inc.             Mountain Shadows Resort, Mountain
                                         Shadows,
                                         Marriott's Mountain Shadows Resort
Marriott Ownership Resorts, Inc.         MVCI
Marriott Senior Living Services, Inc.    Brighton Gardens
Marriott Senior Living Services, Inc.    The Forum Pueblo Norte
Residence Inn by Marriott, Inc.          Flagstaff RI
Residence Inn by Marriott, Inc.          Phoenix Airport-Tempe RI
Residence Inn by Marriott, Inc.          Phoenix Residence Inn
Residence Inn by Marriott, Inc.          Scottsdale RI
Residence Inn by Marriott, Inc.          Tucson RI

Arkansas
Entity Name                              Assumed Name
-----------                              ------------
Courtyard Management Corporation         Little Rock CbM

California
Entity Name                              Assumed Name
-----------                              ------------
Courtyard Management Corporation         Courtyard by Marriott
Courtyard Management Corporation         Novato Courtyard by Marriott
Courtyard Management Corporation         Pleasant Hills Courtyard
Courtyard Management Corporation         San Francisco Oyster Point Courtyard
CTYD III Corporation                     Courtyard by Marriott
Fairfield FMC Corporation                Anaheim Fairfield Inn
Fairfield FMC Corporation                Buena Park FibM, Placentia FibM
Fairfield FMC Corporation                Rancho Cordova FibM, Ontario FibM
Marriott Hotel Services, Inc.            Anaheim Marriott
Marriott Hotel Services, Inc.            Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.            La Jola Marriott Hotel
Marriott Hotel Services, Inc.            Los Angeles Airport Marriott, Newport
                                         Beach Marriott Hotel
Marriott Hotel Services, Inc.            Marriott's Desert Springs Resort and
                                         Spa
Marriott Hotel Services, Inc.            Marriott's Rancho Las Palmas Resort
Marriott Hotel Services, Inc.            Monterey Marriott Hotel
Marriott Hotel Services, Inc.            Napa Valley Marriott Hotel
Marriott Hotel Services, Inc.            Santa Clara Marriott Hotel

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

California
Entity Name                                Assumed Name
-----------                                ------------
Marriott International, Inc.               Courtyard by Marriott
Marriott International, Inc.               Irvine Marriott Hotel
Marriott International, Inc.               La Jolla Marriott Hotel
Marriott International, Inc.               Los Angeles Airport Marriott
Marriott International, Inc.               Manhattan Beach Marriott
Marriott International, Inc.               San Diego Marriott Hotel Marina
Marriott Kauai Ownership Resorts, Inc.     (MVCI) Orange County
Marriott Kauai Ownership Resorts, Inc.     Marriott Vacation Club International
                                           (MVCI)
Marriott Ownership Resorts, Inc.           MVCI
Marriott Resorts Hospitality Corporation   Marriott Vacation Club International
                                           (MVCI)
Marriott Resorts, Travel Company, Inc.     Marriott Vacation Club International
                                           (MVCI)
Marriott Senior Living Services, Inc.      Brighton Gardens
Marriott Senior Living Services, Inc.      Brighton Gardens Carlsbad
Marriott Senior Living Services, Inc.      Brighton Gardens Carmel Valley
Marriott Senior Living Services, Inc.      Brighton Gardens of Yorba Linda
Marriott Senior Living Services, Inc.      Brighton Gardens San Dimas
Marriott Senior Living Services, Inc.      Brighton Gardens Santa Rosa
Marriott Senior Living Services, Inc.      Brighton Gardens Santa Rosa
Marriott Senior Living Services, Inc.      Brighton Gardens Villa Service
Marriott Senior Living Services, Inc.      Marriott's MapleRidge of Hemet
Marriott Senior Living Services, Inc.      Marriott's MapleRidge of Laguna Creek
Marriott Senior Living Services, Inc.      Villa Valencia
MSLS-MapleRidge, Inc.                      Marriott's Mapleridge of Palm Springs
Residence Inn by Marriott, Inc.            Anaheim RI, Fountain Valley RI,
                                           Irvine RI, Placentia RI, Costa Mesa
                                           RI
Residence Inn by Marriott, Inc.            Arcadia RI
Residence Inn by Marriott, Inc.            Bakersfield RI
Residence Inn by Marriott, Inc.            Beverly Hills RI
Residence Inn by Marriott, Inc.            Costa Mesa RI
Residence Inn by Marriott, Inc.            Fountain Valley RI
Residence Inn by Marriott, Inc.            Fremont RI
Residence Inn by Marriott, Inc.            Irvine RI
Residence Inn by Marriott, Inc.            Kearney Mesa RI
Residence Inn by Marriott, Inc.            LaJolla RI
Residence Inn by Marriott, Inc.            Long Beach RI
Residence Inn by Marriott, Inc.            Manhattan Beach RI
Residence Inn by Marriott, Inc.            MIRI Mesa Residence Inn
Residence Inn by Marriott, Inc.            Mountain View RI
Residence Inn by Marriott, Inc.            Placentia RI
Residence Inn by Marriott, Inc.            Pleasant Hills RI
Residence Inn by Marriott, Inc.            Rancho Bernardo RI
Residence Inn by Marriott, Inc.            Sacramento-Natomas RI
Residence Inn by Marriott, Inc.            San Jose RI
Residence Inn by Marriott, Inc.            San Jose RI
Residence Inn by Marriott, Inc.            San Mateo RI
Residence Inn by Marriott, Inc.            San Ramon RI
Residence Inn by Marriott, Inc.            Silicon Valley I & II RI,
Residence Inn by Marriott, Inc.            Torrance RI

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" "HMVC" means "Horizons by Marriott Vacation Club"

Colorado
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Denver Airport CbM, Boulder CbM,
                                            Denver SE CbM
Marriott Hotel Services, Inc.               Denver West Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.      MVCI
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts Sales Company, Inc.        Marriott Vacation Club International
                                            (MVCI)
Residence Inn by Marriott, Inc.             Boulder RI
Residence Inn by Marriott, Inc.             Colorado Springs RI
Residence Inn by Marriott, Inc.             Denver Downtown RI
Residence Inn by Marriott, Inc.             Denver South RI

Connecticut
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Norwalk CbM, Hartford CbM
Fairfield FMC Corporation                   Hartford Airport FibM (Windsor/
                                            Windsor Lock)
Marriott Hotel Services, Inc.               Stamford Marriott Hotel (Stamford &
                                            Rocky Hill)
Marriott Ownership Resorts, Inc.            MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens of Stamford
Marriott Senior Living Services, Inc.       Edgehill/Continuing Care Retirement
                                            Community of Greater Stamford, Inc.

Delaware
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Wilmington CbM, (1102 West Street &
                                            48 Geofry Drive)
Fairfield FMC Corporation                   Wilmington FibM
Marriott Ownership Resorts, Inc.            MVCI
Marriott Senior Living Services, Inc.       Stonegates
Residence Inn by Marriott, Inc.             Wilmington RI

District Of Columbia
Entity Name                                 Assumed Name
-----------                                 ------------
The Ritz-Carlton Hotel Company, L.L.C       The Fairfax Club

Florida
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Fairfield FMC Corporation                   Gainesville FibM
Fairfield FMC Corporation                   Miami West FibM, Winter Park FibM
Fairfield FMC Corporation                   Orlando International Drive FibM
Forum-NGH, Inc.                             Village Oaks at Conway
Forum-NGH, Inc.                             Village Oaks at Melbourne
Forum-NGH, Inc.                             Village Oaks at Orange Park
Forum-NGH, Inc.                             Village Oaks at Southpoint
Forum-NGH, Inc.                             Village Oaks at Tuskawalla
LLB Tenant Corporation                      Courtyard Cafe
LLB Tenant Corporation                      Courtyard Marriott Village At Lake
                                            Buena Vista
LLB Tenant Corporation                      Courtyard Pool Bar & Grille
LLB Tenant Corporation                      Fairfield Inn Cafe
LLB Tenant Corporation                      Fairfield Inn Pool Bar & Grille
LLB Tenant Corporation                      SpringHill Pool Bar & Grille
LLB Tenant Corporation                      Suite Seasons
LLB Tenant Corporation                      Village Grille
Marriott Continuing Care, LLC               Calusa Harbor
Marriott Hotel Services, Inc.               3030 Ocean

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

                                                                         Page 16
Florida
Entity Name                                Assumed Name
-----------                                ------------
Marriott Hotel Services, Inc.              Cafe Waterside
Marriott Hotel Services, Inc.              Champions
Marriott Hotel Services, Inc.              Fort Lauderdale Marina, Tampa Airport
Marriott Hotel Services, Inc.              IL Terrazzo
Marriott Hotel Services, Inc.              Le Grande Blue
Marriott Hotel Services, Inc.              Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.              Miami International Airport Marriott
Marriott Hotel Services, Inc.              Riva Restaurant
Marriott Hotel Services, Inc.              SPA Waterside
Marriott Hotel Services, Inc.              Tampa Marriott Waterside
Marriott Hotel Services, Inc.              The Spa at Marriott's Harbor Beach
                                           Resort
Marriott Hotel Services, Inc.              The Spa Cafe
Marriott Hotel Services, Inc.              Tranquility
Marriott International, Inc.               Destinations by Marriott
Marriott International, Inc.               Hawk's Landing Steakhouse & Grille
Marriott International, Inc.               Tampa Marriott Waterside
Marriott Ownership Resorts, Inc.           Faldo Golf Institute by Marriott
Marriott Ownership Resorts, Inc.           Horizons by Marriott Vacation Club
                                           (HMVC)
Marriott Ownership Resorts, Inc.           MVCI
Marriott Resorts Hospitality Corporation   Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation   MVCI
Marriott Resorts, Travel Company, Inc.     MVCI
Marriott Senior Living Services, Inc.      Brighton Gardens
Marriott Senior Living Services, Inc.      Brighton Gardens
Marriott Senior Living Services, Inc.      Brighton Gardens (in Boynton Beach)
Marriott Senior Living Services, Inc.      Brighton Gardens by Marriott
Marriott Senior Living Services, Inc.      Brighton Gardens by Marriott of
                                           Maitland
Marriott Senior Living Services, Inc.      Brighton Gardens by Marriott of
                                           Venice
Marriott Senior Living Services, Inc.      Brighton Gardens by Marriott of West
                                           Palm Beach
Marriott Senior Living Services, Inc.      Brighton Gardens of Boca Raton
Marriott Senior Living Services, Inc.      Brighton Gardens of Boynton Beach
Marriott Senior Living Services, Inc.      Brighton Gardens of Naples
Marriott Senior Living Services, Inc.      Brighton Gardens of Tampa
Marriott Senior Living Services, Inc.      Brighton Gardens Orlando Park
Marriott Senior Living Services, Inc.      Calusa Harbour
Marriott Senior Living Services, Inc.      Marriott Home Health Services
Marriott Senior Living Services, Inc.      Stratford Court (in Boca Raton, Palm
                                           Harbour)
Marriott Senior Living Services, Inc.      The Horizon Club (in Deerfield)
Renaissance Hotel Operating Company        Renaissance Orlando Resort
Residence Inn by Marriott, Inc.            Boca Raton RI
Residence Inn by Marriott, Inc.            Jacksonville RI
Residence Inn by Marriott, Inc.            Lake Buena Vista RI,
Residence Inn by Marriott, Inc.            Pensacola RI
Residence Inn by Marriott, Inc.            St. Petersburg RI
The Ritz-Carlton Hotel Company, L.L.C      Aria
The Ritz-Carlton Hotel Company, L.L.C      The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C      The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C      The Sand Bar Grill

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Georgia
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Executive Park CbM, Roswell CbM, Atlanta
                                            Perimeter CbM, Atlanta Airport CbM, Midtown CbM
Courtyard Management Corporation            Macon CbM, Atlanta Delk Road CbM, Agusta CbM
Courtyard Management Corporation            Peachtree Corners CbM, Atlanta Airport South CbM
Courtyard Management Corporation            Peachtree-Dunwoody CbM, Cumberland Center CbM,
                                            Gwinnett Mall CbM, Jimmy Carter CbM
Courtyard Management Corporation            Savannah CbM, Columbus CbM
Courtyard Management Corporation            Windy Hill CbM, Northlake CbM, Atlanta
                                            Airport South CbM, Atlanta Preimeter CbM,
                                            Atlanta Airport CbM
Fairfield FMC Corporation                   Atlanta Gwinnett Mall FibM, Atlanta Northlake FibM
Marriott Hotel Services, Inc.               Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.               Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens of Buckhead
Residence Inn by Marriott, Inc.             Atlanta Airport RI
Residence Inn by Marriott, Inc.             Atlanta Alpharetta RI
Residence Inn by Marriott, Inc.             Atlanta Buckhead RI
Residence Inn by Marriott, Inc.             Atlanta Midtown RI
Residence Inn by Marriott, Inc.             Atlanta Perimeter Mall RI

Hawaii
Entity Name                                 Assumed Name
-----------                                 ------------
Marriott Hotel Services, Inc.               J.W. Marriott Ihilani Resort & Spa
Marriott Hotel Services, Inc.               Maui Marriott Resort and Ocean Club
Marriott Hotel Services, Inc.               Waikiki Beach Hotel
Marriott International, Inc.                Maui Marriott Resort
Marriott International, Inc.                Waikiki Beach Hotel
Marriott International, Inc.                Waikiki Beach Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.      MVCI - Registration Number: 234405
Marriott Ownership Resorts, Inc.            Marriott's Waiohai Beach Resort
Marriott Ownership Resorts, Inc.            MVCI
MRWB, LLC                                   Waikiki Beach Hotel
MRWB, LLC                                   Waikiki Beach Marriott Resort
RCK Hawaii, LLC                             RCK Hawaii-Maui, LLC
The Ritz-Carlton Hotel Company, L.L.C       The Ritz-Carlton, Kapalua

Illinois
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Arlington Heights CbM, Arlington Heights South CbM,
                                            Chicago/Deerfield CbM, Chicago Downtown CbM
Courtyard Management Corporation            Chicago-Highland Park CbM,
                                            Chicago/Lincolnshire CbM, Glenview CbM, Naperville CbM
Courtyard Management Corporation            Oakbrook Terrace CbM, O'Hare CbM,
                                            Rockford CbM, Waukegan CbM, Wood Dale CbM
Courtyard Management Corporation            St. Charles Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Fairfield FMC Corporation                   Bloomington/Normal FibM, Chicago Lansing FibM, Glenview FibM,
                                            Peoria FibM, Rockford FibM, Willowbrook FibM
Marriott Hotel Services, Inc.               Chicago Deerfield Marriott Suites, Chicago Marriott Downtown Hotel,
                                            Chicago Marriott Oakbrook Hotel

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC means" "Horizons by Marriott Vacation Club"

Illinois
Entity Name                                 Assumed Name
-----------                                 ------------
Marriott Hotel Services, Inc.               Lincolnshire Catering
Marriott International, Inc.                Chicago Marriott O'Hare
Marriott Ownership Resorts, Inc.            HMVC
Marriott Ownership Resorts, Inc.            MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens at Orland Park
Marriott Senior Living Services, Inc.       Brighton Gardens by Marriott of Prospect Heights & Burr Ridge
Renaissance Hotel Operating Company         Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, Inc.             Chicago Downtown RI
Residence Inn by Marriott, Inc.             Chicago Lombard RI
Residence Inn by Marriott, Inc.             Chicago O'Hare RI
Residence Inn by Marriott, Inc.             Deerfield RI


Indiana
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Fairfield FMC Corporation                   Fort Wayne FibM
Fairfield FMC Corporation                   Indianapolis Castleton FibM, Indianapolis Castelton FibM,
                                            Indianapolis College Park FibM
Forum-NGH, Inc.                             Village Oaks at Fort Wayne
Forum-NGH, Inc.                             Village Oaks at Greenwood
Residence Inn by Marriott, Inc.             Fort Wayne RI
Residence Inn by Marriott, Inc.             Indianapolis North RI


Iowa
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Des Moines/Clive CbM, Quad Cities CbM
Fairfield FMC Corporation                   Cedar Rapids FibM, Des Moines FibM


Kentucky
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Fairfield FMC Corporation                   Florence FibM, Louisville East FibM
Marriott Ownership Resorts, Inc.            HMVC
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI One
Marriott Resorts, Travel Company, Inc.      MVCI Two
Residence Inn by Marriott, Inc.             Louisville RI, Lexington RI


Louisiana
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Baton Rouge CbM
Courtyard Management Corporation            Courtyard by Marriott (Metarie, LA)
Renaissance Hotel Management Comp.          Renaissance Pere Marquette Hotel
Residence Inn by Marriott, Inc.             Bossier City RI
SpringHill SMC Corporation                  Springhill Suites by Marriott

Maine
Entity Name                                 Assumed Name
-----------                                 ------------
Fairfield FMC Corporation                   Portland FibM
Marriott Resorts Title Company, Inc.        Marriott Resorts Title, Inc.

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI means "Marriott Vacation Club International" / "HMVC means "Horizons by Marriott Vacation Club"

Maryland
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Marriott Hotel Services, Inc.               Bethesda Marriott Hotel, Washington Gaithersburg Marriott Hotel
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens of Friendship Heights
Residence Inn by Marriott, Inc.             Annapolis RI, Bethesda RI


Massachusetts
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Lowell CbM, Stoughton CbM, Milford CbM
Marriott Hotel Services, Inc.               Marriott Long Wharf
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Renaissance Hotel Operating Company         Renaissance Bedford Hotel
Residence Inn by Marriott, Inc.             Boston Tewksbury/Andover RI
Residence Inn by Marriott, Inc.             Boston-Westborough RI
Residence Inn by Marriott, Inc.             Cambridge Residence Inn by Marriott
Residence Inn by Marriott, Inc.             Danvers RI (aka/ Boston-North Shore)
The Ritz-Carlton Hotel Company, L.L.C       The Ritz-Carlton Boston Common
The Ritz-Carlton Hotel Company, L.L.C       The Ritz-Carlton, Boston


Michigan
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Dearborn CbM, Detroit Airport CbM,
                                            Livonia CbM, Warren CbM, Southfield CbM, Troy CbM
Courtyard Management Corporation            Detroit/Novi CbM
Courtyard Management Corporation            Southfield CbM, Livonia CbM, Warren CbM,
                                            Detroit Airport CbM, Dearborn CbM, Auburn Hills CbM
Courtyard Management Corporation            Troy CbM, Auburn Hills CbM
Detroit Hotel Services, Inc.                Detroit Marriott at Renaissance Center
Detroit MHS, Inc.                           Detroit Marriott At Renaissance Center
Fairfield FMC Corporation                   Detroit Airport FibM, Detroit Madison FibM,
                                            Detroit West FibM, Detroit Warren FibM, Kalamazoo FibM
Marriott Hotel Services, Inc.               Detroit Romulus Marriott Hotel, Detroit Metro Airport Marriott Hotel
Marriott International, Inc.                Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, Inc.             East Lansing RI, Dearborn RI, Ann Arbor RI, Troy Central RI
Residence Inn by Marriott, Inc.             Troy South RI, Southfield Michigan RI, Warren RI, Grand Rapids RI, Kalamazoo RI


Minnesota
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Eden Prairie CbM, Medota Heights CbM
Marriott Hotel Services, Inc.               Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.            HMVC
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Residence Inn by Marriott, Inc.             Eden Prairie RI

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI means "Marriott Vacation Club International" / "HMVC means "Horizons by Marriott Vacation Club"

Missouri
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Creve Coeur CbM
Courtyard Management Corporation            Earth City CbM
Courtyard Management Corporation            Kansas City Airport CbM, St. Louis-Westport CbM
Courtyard Management Corporation            St. Louis CbM, South Kansas City CbM
CRTM17 Tenant Corporation                   St. Louis Airport Marriott Hotel
Fairfield FMC Corporation                   St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.               St. Louis Pavilion Marriott Hotel, St. Louis Airport Marriott, Kansas City
                                            Airport Marriott
Marriott Hotel Services, Inc.               Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.            Big Time Tickets
Marriott Ownership Resorts, Inc.            HMVC
Residence Inn by Marriott, Inc.             St. Louis Chesterfield RI, St. Louis Galleria RI, St. Louis Westport RI


Nebraska
Entity Name                                 Assumed Name
-----------                                 ------------
Marriott Ownership Resorts, Inc.            HMVC
Residence Inn by Marriott, Inc.             Omaha Central RI


Nevada
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Fairfield FMC Corporation                   Las Vegas FibM
Forum-NGH, Inc.                             Village Oaks at Las Vegas
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
MI Hotels of Las Vegas, Inc.                Courtyard by Marriott
MI Hotels of Las Vegas, Inc.                Courtyard by Marriott, Residence Inn by Marriott, Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.                Residence Inn by Marriott
Residence Inn by Marriott, Inc.             Las Vegas Hughes Center
Residence Inn by Marriott, Inc.             Las Vegas RI


New Hampshire
Entity Name                                 Assumed Name
-----------                                 ------------
Fairfield FMC Corporation                   Merrimack Fairfield FibM
Marriott Hotel Services, Inc.               Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI

New Jersey
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Marriott Hotel Services, Inc.               Glenpoint Marriott Hotel, Princeton Marriott Hotel, Somerset Marriott Hotel
Marriott Hotel Services, Inc.               Hanover Marriott Hotel
Marriott Hotel Services, Inc.               Park Ridge Marriott Hotel, Newark Airport Marriott Hotel, Marriott's Seaview
                                            Golf Resort
Marriott Hotel Services, Inc.               The Lafayette Yard Marriott Conference Hotel
Marriott Hotel Services, Inc.               The Lafayette Yard Marriott Conference Hotel
Marriott Ownership Resorts, Inc.            HMVC
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    Horizons By Marriott Vacation Club

                           Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club International" / "HMVC" means Horizons by Marriott Vacation Club"

New Jersey
Entity Name                                          Assumed Name
-----------                                          ------------
Marriott Resorts Hospitality Corporation             MVCI
Marriott Resorts, Travel Company, Inc.               MVCI
Marriott Senior Living Services, Inc.                Brighton Gardens of Edison
Marriott Senior Living Services, Inc.                Brighton Gardens of Middletown

New Mexico
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Courtyard by Marriott
CTYD III Corporation                                 Courtyard by Marriott
Residence Inn by Marriott, Inc.                      Santa Fe RI, Albuquerque RI

New York
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Fishkill CbM, Poughkeepsie CbM, Rochester CbM, Rye CbM,
                                                     Syracuse CbM, Tarrytown CbM
Empire Retirement Living Corporation                 Brighton Gardens Fairfield FMC CorporationLancaster FibM,
                                                     Syracuse FibM
Marriott Home Care of New York, Inc.                 Brighton Gardens
Marriott Hotel Services, Inc.                        Long Island Marriott Hotel, Westchester Marriott Hotel
Marriott Hotel Services, Inc.                        New York Brooklyn Marriott
Marriott Hotel Services, Inc.                        New York Marriott Financial Center Hotel
Marriott International, Inc.                         Laguardia Marriott
Marriott International, Inc.                         Marriott's Wind Watch Hotel and Golf Club, Long Island Marriott Hotel
                                                     and Conference Center
Marriott International, Inc.                         New York Marriott East Side
Marriott International, Inc.                         New York Marriott Financial Center Hotel
Marriott International, Inc.                         New York Marriott Marquis Hotel
Marriott International, Inc.                         Westchester Marriott, New York Marriott Marquis
Marriott Kauai Ownership Resorts, Inc.               MVCI
Marriott Ownership Resorts, Inc.                     HMVC
Marriott Ownership Resorts, Inc.                     MVCI
Marriott Resorts Hospitality Corporation             Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation             Horizons by Marriott Vacation Club
Marriott Senior Living Services, Inc.                Brighton Gardens
Residence Inn by Marriott, Inc.                      East Syracuse RI
West Street Hotels, Inc.                             New York Marriott World Trade Center

North Carolina
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Charlotte Arrowood CbM
Courtyard Management Corporation                     Charlotte South Park CbM, Charlotte University CbM
Courtyard Management Corporation                     Fayetteville CbM, Greensboro CbM
Courtyard Management Corporation                     Raleigh Airport CbM, Raleigh-Cary CbM, Raleigh CbM
Fairfield FMC Corporation                            Charlotte Airport FibM, Charlotte Northeast FibM
Fairfield FMC Corporation                            Greensboro Highpoint FibM, Durham FibM
Fairfield FMC Corporation                            Rocky Mount FibM, Fayetteville FibM, Raleigh Northeast FibM,
                                                     Wilmington FibM
Marriott Ownership Resorts, Inc.                     MVCI
Marriott Resorts Hospitality Corporation             MVCI
Marriott Resorts, Travel Company, Inc.               MVCI
Marriott Senior Living Services, Inc.                Brighton Gardens of Raleigh
Marriott Senior Living Services, Inc.                Brighton Gardens of Winston-Salem
Residence Inn by Marriott, Inc.                      Charlotte North RI

                           Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott"/"MVCI" means "Marriott Vacation Club International" / "HMVC" means Horizons by Marriott Vacation Club"

North Carolina
Entity Name                                          Assumed Name
-----------                                          ------------
Residence Inn by Marriott, Inc.                      Durham RI, Greensboro RI
Residence Inn by Marriott, Inc.                      Raleigh RI,
Residence Inn by Marriott, Inc.                      Winston-Salem RI

Ohio
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Blue Ash CbM, Dayton Mall CbM, Toledo CbM, Worthington CbM
Courtyard Management Corporation                     Dublin CbM
Fairfield FMC Corporation                            Akron FibM, Cincinnati Sharonville FibM, Cleveland Brook Park FibM,
                                                     Cleveland Willoughby FibM, Fairfield FMC Corporation, Cleveland WIlloughby FibM
Fairfield FMC Corporation                            Columbus North & West FibM, Dayton FibM, Toledo Holland FibM
Marriott International, Inc.                         Fairfield Inn
Marriott Ownership Resorts, Inc.                     MVCI
Marriott Resorts Hospitality Corporation             MVCI
Marriott Resorts, Travel Company, Inc.               MVCI
Residence Inn by Marriott, Inc.                      Akron RI, Blue Ash RI, Cincinnati North RI, Columbus East & North  RI
Residence Inn by Marriott, Inc.                      Dayton North & South RI, Dublin Ohio RI, Toledo RI

Oklahoma
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Oklahoma City CbM
Marriott Hotel Services, Inc.                        Oklahoma City Marriott Hotel
Residence Inn by Marriott, Inc.                      Oklahoma City RI

Oregon
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Portland CbM
Marriott Hotel Services, Inc.                        Portland Marriott Hotel
Marriott Ownership Resorts, Inc.                     MVCI
Marriott Resorts Hospitality Corporation             MVCI
Marriott Resorts, Travel Company, Inc.               MVCI

Pennsylvania
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Pittsburgh CbM
Courtyard Management Corporation                     Willow Grove CbM, Pittsburgh CbM, Devon CbM, Valley Forge CbM,
                                                     Philadelphia CbM
Fairfield FMC Corporation                            Pittsburgh/Warrendale FibM, Harrisburg West FibM
Marriott Hotel Services, Inc.                        Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.                        Philadelphia Marriott Hotel
Marriott Senior Living Services, Inc.                The Quadrangle  (in Pennsylvania)
Residence Inn by Marriott, Inc.                      Willow Grove RI, Philadelphia Airport RI, Greentree RI, Berwyn RI

Puerto Rico
Entity Name                                          Assumed Name
-----------                                          ------------
MVCI Puerto Rico, Inc.                               Marriott Vacation Club International

Rhode Island
Entity Name                                          Assumed Name
-----------                                          ------------
Courtyard Management Corporation                     Middletown CbM
Marriott Ownership Resorts, Inc.                     MVCI

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report


"CbM" means Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

South Carolina
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Columbia NW CbM
Fairfield FMC Corporation                   Greenville FibM, Hilton Head FibM
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Residence Inn by Marriott, Inc.             Columbia RI


Tennessee
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Nashville Airport CbM, Park Avenue, Memphis CbM, Memphis Airport CbM,
                                            Chattanooga CbM, Brentwood CbM (Expires 3/23/2004)
Fairfield FMC Corporation                   Johnson City FibM, Jackson FibM, Chattanooga FibM
Marriott Hotel Services, Inc.               Nashville Airport Marriott Hotel
Marriott International, Inc.                Fairfield Inn
Marriott Ownership Resorts, Inc.            HMVC
Marriott Senior Living Services, Inc.       Brighton Gardens of Brentwood
Residence Inn by Marriott, Inc.             Maryland Farms RI, Memphis RI


Texas
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Addison/Quorum Courtyard
Courtyard Management Corporation            DFW Courtyard North
Courtyard Management Corporation            Las Colinas CbM, Dallas North Park CbM, Arlington CbM, San Antonio CbM
Courtyard Management Corporation            Plano CbM, Fort Worth CbM, Dallas Northeast CbM, Dallas Stemmons CbM
Courtyard Management Corporation            San Antonio Airport CbM, San Antonio Medical Center CbM, Bedford CbM,
                                            Addison CbM, LBJ @ Josey CbM
Fairfield FMC Corporation                   Arlington Fairfield Suites
Forum-NGH, Inc.                             Collin Oaks Guest Home
Forum-NGH, Inc.                             Duval Oaks Guest Home
Forum-NGH, Inc.                             Kinglsey Oaks Guest Home
Forum-NGH, Inc.                             Memorial Oaks Guest Home
Forum-NGH, Inc.                             Northwest Oaks Guest Home
Forum-NGH, Inc.                             Sugar Land Oaks Guest Home
Forum-NGH, Inc.                             Tanglewood Oaks Guest Home
Forum-NGH, Inc.                             Tanglewood Oaks Guest Home
Forum-NGH, Inc.                             Village Oaks at Cielo Vista, NGH/Marriott
Forum-NGH, Inc.                             Village Oaks at Farmers Branch
Forum-NGH, Inc.                             Village Oaks at Hollywood Park
Marriott Hotel Services, Inc.               Dallas Marriott Quorum, Houston Airport Marriott
Marriott Kauai Ownership Resorts, Inc.      MVCI
Marriott Ownership Resorts, Inc.            HMVC
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens by Marriott of Austin
Marriott Senior Living Services, Inc.       Brighton Gardens by Marriott of San Antonio & Bexar County
Marriott Senior Living Services, Inc.       Brighton Gardens by Marriott of Tanglewood
Marriott Senior Living Services, Inc.       Brighton Gardens, (in Dallas County)
MSLS Investments 20, Inc.                   Champion Oaks Guest Home
National Guest Homes, LLC                   Marriott Senior Living Services
National Guest Homes, LLC                   NGH Assisted Living
Residence Inn by Marriott, Inc.             Dallas Central Expressway RI, Dallas Market Center RI, Houston Astrodome RI,
                                            Houston Clear Lake RI

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Texas
Entity Name                                 Assumed Name
-----------                                 ------------
Residence Inn by Marriott, Inc.             Houston Southwest RI, Las Colinas
                                            RI, Lubbock RI, Tyler RI
Residence Inn by Marriott, Inc.             San Antonio Residence Inn by
                                            Marriott (Bexar, Travis Counties)
SpringHill SMC Corporation                  Arlington Springhill Suites
TownePlace Management Corporation           Houston Clearlake TownePlace Suites

Utah
Entity Name                                 Assumed Name
-----------                                 ------------
Marriott Kauai Ownership Resorts, Inc.      MVCI
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts, Travel Company, Inc.      MVCI
Marriott Senior Living Services, Inc.       Brighton Gardens of Salt Lake
Residence Inn by Marriott, Inc.             Residence Inn at the Cottonwoods

Vermont
Entity Name                                 Assumed Name
-----------                                 ------------
Fairfield FMC Corporation                   Burlington Colchester FibM

Virginia
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Brookfield CbM
Courtyard Management Corporation            Courtyard by Marriott
Courtyard Management Corporation            Dulles South CbM, Rosslyn CbM
Courtyard Management Corporation            Dulles Town Center Courtyard by
                                            Marriott
Courtyard Management Corporation            Fairoaks CbM
Courtyard Management Corporation            Herndon CbM,
Courtyard Management Corporation            Manassas CbM, Charlottesville CbM
Courtyard Management Corporation            Richmond Innsbrook CbM (Henrico
                                            County)
CR9 Tenant Corporation                      Richmond NW Courtyard by Marriott
Marriott Hotel Services, Inc.               Crystal City Marriott Hotel
Marriott Hotel Services, Inc.               Marriott's Westfields Conference
                                            Center
Marriott Hotel Services, Inc.               Westfield's Marriott
Marriott Hotel Services, Inc.               Westfields Golf Club (Fairfax file
                                            date)
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Marriott Resorts Hospitality Corporation    Tidewater's Sweets and Sundries
Marriott Resorts, Travel Company, Inc.      MVCI
Marriott Senior Living Services, Inc.       Belvoir Woods Health Care Center
Marriott Senior Living Services, Inc.       Brighton Gardens (in Virginia Beach)
Marriott Senior Living Services, Inc.       Brighton Gardens of Arlington
Marriott Senior Living Services, Inc.       The Colonnades
Marriott Senior Living Services, Inc.       The Fairfax
Residence Inn by Marriott, Inc.             Herndon RI
The Ritz-Carlton Hotel Company, L.L.C       The Ritz-Carlton, Tysons Corner

Washington
Entity Name                                 Assumed Name
-----------                                 ------------
Courtyard Management Corporation            Courtyard by Marriott
CTYD III Corporation                        Courtyard by Marriott
Marriott Ownership Resorts, Inc.            MVCI
Marriott Resorts Hospitality Corporation    MVCI
Residence Inn by Marriott, Inc.             Residence Inn Redmon
SpringHill SMC Corporation                  Seattle Downtown Springhill Suites

                          Marriott International, Inc.
                  Domestic Corporations - Assumed Names Report

"CbM" means "Courtyard by Marriott" / "RI" means "Residence Inn" / "FibM" means "Fairfield Inn by Marriott" / "MVCI" means "Marriott Vacation Club International" / "HMVC" means "Horizons by Marriott Vacation Club"

Washington
Entity Name                          Assumed Name
-----------                          ------------
SpringHill SMC Corporation           Seattle South Renton Springhill
TownePlace Management Corporation    Seattle South Renton TownePlace Suites

Wisconsin
Entity Name                          Assumed Name
-----------                          ------------
Fairfield FMC Corporation            Milwaukee FibM, Madison FibM
Residence Inn by Marriott, Inc.      Green Bay RI